Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF MASSACHUSETTS

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
	Reporting Period	3/1/2011 - 3/31/2011

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached

Monthly Reporting Questionnaire	MOR-1	Yes

Schedule of Cash Receipts and Disbursements	MOR-2	Yes

Copies of Debtor’s Bank Reconciliations		Yes

Copies of Debtor’s Bank Statements		Yes

Copies of Cash Disbursements Journals		Yes

Statement of Operations	MOR-3	Yes

Balance Sheet	MOR-4	Yes

Schedule of Post-Petition Liabilities	MOR-5	Yes

Copies of IRS Form 6123 or payment receipt		No	** Yes

Copies of tax returns filed during reporting period		N/A

Detailed listing of aged accounts payables		Yes

Accounts Receivable Reconciliation and Aging	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.	**ADP submits our payroll tax payments. We do not receive a Form 6123.

/s/ MARK A. ATTARIAN	4/13/2011
Signature of Authorized Individual *	Date

MARK A. ATTARIAN	Interim Chief Financial Officer & EVP
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

The Monthly Operating Report (“MOR”) is unaudited and reflects the Debtor’s best efforts to report the assets and liabilities of the Debtor on an unconsolidated basis. The MOR neither purports to represent financial statements prepared in accordance with with Generally Accepted Accounting Principles (“GAAP”), nor is the MOR intended to fully reconcile to any such financial statements. The MOR does not constitute an admission of liability of the Debtor with respect to any item referenced.

The Debtor records general accruals for certain categories of liabilities that are estimates of anticipated aggregate liability that are not tied to particular invoices or vendors. Certain deferred charges, accounts or reserves indicated as “accrued” or “deferred” that relate to clinical trials, other contractual liabilities of the Debtor, and for GAAP reporting purposes are recorded on MOR-4. These deferred expenses do not represent any actual liability incurred, due or payable, are not claims against the Debtor as of the Petition Date or for the current reporting period, and may not result in any administrative expense liability.

COVER PAGE

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	3/1/2011 - 3/31/2011

MONTHLY REPORTING QUESTIONNAIRE
Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.	X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.	X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	X

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.	X

7. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	N/A

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made?	X

12. Are a plan and disclosure statement on file?	X

13. Was there any post-petition borrowing during this reporting period?		X

MOR-1

Molecular Insight Pharmaceuticals, Inc.	Reporting Period
Case No: 10-23355	3/1/2011 - 3/31/2011
Payments of Pre-Petition Debts

Payee	Check #	Check Date	Amount

MOR-1 Question 3

Timothy Largen	24227	3/11/2011	$2,820.00

Contract Monitors, LLC	24217	3/11/2011	$894.21

Agilent Technologies	24295	3/31/2011	$1,748.00

MOR-1 Question 4

Tatum	EFT	3/7/2011	$46,931.50

Riemer & Braunstein	EFT	3/14/2011	$96,527.28

CRT (M.M. Dillon)	EFT	3/25/2011	$113,751.14

Kramer & Levin	EFT	3/31/2011	$398,189.26

MOR-1 Question 6

Harry Stylli	EFT	3/23/2011	$48,000.00	compensation for CRO services

Daniel Frank	24324	3/31/2011	$14,000.00	BOD fees

David Stack	24358	3/31/2011	$14,000.00	BOD fees

Equity Resources (Lionel Sterling)	24368	3/31/2011	$15,000.00	BOD fees

Scott Gottlieb	24327	3/31/2011	$14,000.00	BOD fees

Joseph Limber	24338	3/31/2011	$19,000.00	BOD fees

Harry Stylli	24359	3/31/2011	$12,000.00	BOD fees

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	3/1/2011 - 3/31/2011

SCHEDULE OF RECEIPTS AND DISBURSEMENTS (Unrestricted Cash)

	Citibank Operating	Citibank Money Market	Smith Barney Money Market	Bank of New York	TOTAL

CASH - BEGINNING OF MONTH	$10,664,100	$0	$0	$0	$10,664,100

RECEIPTS
CASH SALES	1,105				1,105
ACCOUNTS RECEIVABLE	337,846				337,846
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
Refund of credit balances from vendors	7,976				7,976
COBRA payments					0
TRANSFERS (FROM DIP ACCOUNTS)					0

TOTAL RECEIPTS	346,926	0	0	0	346,926

DISBURSEMENTS
NET PAYROLL	227,502				227,502
PAYROLL TAXES	116,483				116,483
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
MANUFACTURING COSTS	209,988				209,988
CLINICAL COSTS	504,949				504,949
SECURED/RENTAL/LEASES	103,052				103,052
INSURANCE					0
GENERAL & ADMINISTRATIVE	541,009				541,009
SELLING					0
OTHER (ATTACH LIST)					0
TRANSFERS (TO DIP ACCOUNTS)					0
PROFESSIONAL FEES	2,334,325				2,334,325
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0

TOTAL DISBURSEMENTS	4,037,308	0	0	0	4,037,308

INTRACOMPANY BANK TRANSFERS	0	0	0	0	0

NET CASH FLOW	(3,690,382)	0	0	0	(3,690,382)

CASH - END OF MONTH	$6,973,718	$0	$0	$0	$6,973,718

DISBURSEMENTS FOR CALCULATING U.S.TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	4,037,308
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES

TOTAL DISBURSEMENTS FOR CALCULATING U.S.TRUSTEE QUARTERLY FEES	4,037,308

MOR-2

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	3/1/2011 - 3/31/2011

STATEMENT OF OPERATIONS

(Income Statement)

	Month	Cumulative Filing to Date

Grant Revenue	$332,570	$731,926

Operating Expenses
Payroll	332,146	1,424,875
Payroll Taxes	25,310	109,381
Employee Benefits Programs	46,152	182,877
Insider Compensation	48,000	172,578
Temporary Labor	22,423	70,889
Out Svcs - Accounting Fees	0	109,706
Out Svcs - IT	0	3,815
Out Svcs - ADP Fees	1,165	5,110
Out Svcs - Other	36,450	242,826
Investor Relations	5,810	17,544
Lab Materials - Off Supplies	75,451	179,471
Sponsored Research	0	9,000
Legal - Corporate	161,858	547,053
Legal - Patent	40,171	174,868
Consultants	288,839	951,566
SAB-BOD Costs	51,833	163,599
License-Milestone Costs	0	4,808
Manufacturing Costs - Development & Clinical	240,537	720,948
Dues & Subscriptions	6,068	32,840
Travel & Entertainment	19,381	49,916
Business Ins. - D&O	42,072	346,871
Business Ins - Commercial Pkg.	5,716	22,864
Business Ins - Clin Trial Ins	2,763	13,813
Postage & Courier	(5,771)	(2,282)
Bank Fees	0	4,232
Waste Disposal & Reg Fees	10,891	27,152
Rent & Related Expenses	104,187	349,706
Utilities - Electric & Com	18,418	75,303
Maint. & Repairs - Facility	2,048	5,738
Maintenance & Support - IT	28,606	113,412
Accretion Expense for Asset Retirement Obligation	0	4,942
Property Taxes -Denton-	2,912	2,912
Equipment Rentals	2,800	10,773
Stock Based Compensation	112,662	432,757
Clinical Trial Expense	250,927	1,209,437

Operating Expenses before Depreciation	1,979,823	7,791,301

Depreciation	50,717	203,334

Net Loss before Other Income & Expense	(1,697,970)	(7,262,709)

Other Income and Expense
Other Income (attach schedule)
Interest Income	1,640	3,702
Other Expense (attach schedule)

Net Loss Before Reorganization Items	(1,696,330)	(7,259,007)

Reorganization Items
Restructuring Costs & Professional Fees	1,562,024	4,484,182
U.S. Trustee Quarterly Fee	13,000	17,875
Interest Earned on Accumulated Cash from Chapter 11
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses

Total Reorganization Expenses	1,575,024	4,502,057

Income Taxes

Net Loss	($3,271,353)	($11,761,064)

MOR-3

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	3/1/2011 - 3/31/2011

BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Cash Equivalents	$6,973,718	$14,925,779
Restricted Cash and Cash Equivalents	524,276	520,995
Accounts Receivable (Net)	243,009	204,255
Notes Receivable
Inventories
Prepaid Expenses	1,055,453	1,708,993
Professional Retainers	1,934,101	1,990,119
Employee Advances	21,550	21,550
Deposits	1,084,177	1,071,082

TOTAL CURRENT ASSETS	11,836,284	20,442,773

PROPERTY & EQUIPMENT
Lab & Equipment	3,467,761	3,425,980
Furniture & Fixtures	328,467	328,467
Leasehold Improvements	838,407	838,407
Construction-In-Process	3,686,551	3,518,355
Less Accumulated Depreciation	(3,979,070)	(3,775,735)

TOTAL PROPERTY & EQUIPMENT	4,342,116	4,335,474

OTHER ASSETS
Financing Costs	3,146,014	3,146,014

TOTAL OTHER ASSETS	3,146,014	3,146,014

TOTAL ASSETS	$19,324,414	$27,924,261

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	645,275	1,492,338
Accrued Expenses	3,860,624	1,729,379
Accrued Clinical Expense	2,217,778	2,198,736
Vacation Payable	186,225	314,884
Employee FSA Medical	(2,258)	1,582
Employee FSA Dependent Care	1,316	2,070
Accrued Purchases	15,205	12,376
Accrued Audit Fees	605,848	487,270
Deferred Revenue	25,000	25,000
Refundable Credits	354,400	354,400
Asset Retirement Obligation	317,057	312,115
Rent/Leases - Building/Equipment
Professional Fees
Amounts Due to Insiders	21,000

TOTAL POST-PETITION LIABILITIES	8,247,470	6,930,150

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts Payable - Pre-Petition	1,411,146	0
Bonds Payable	150,000,000	150,000,000
Accrued Severance	162,500	162,500
PIK Interest & Bonds	51,794,104	51,794,104
Bond Discount & Derivative	(7,976,199)	(7,976,199)

TOTAL PRE-PETITION LIABILITIES	195,391,551	193,980,405

TOTAL LIABILITIES
OWNERS’ EQUITY
Common Stock	252,683	252,683
Additional Paid in Capital	184,280,208	183,847,458
Accumulated Deficit - Pre-Petition	(357,086,435)	(357,086,435)
Accumulated Deficit - Post-Petition	(11,761,063)

NET OWNERS’ EQUITY	(184,314,607)	(172,986,294)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$19,324,414	$27,924,261

MOR-4

The Monthly Operating Report (“MOR”) is unaudited and reflects the Debtor’s best efforts to report the assets and liabilities of the Debtor on an unconsolidated basis. The MOR neither purports to represent financial statements prepared in accordance with with Generally Accepted Accounting Principles (“GAAP”), nor is the MOR intended to fully reconcile to any such financial statements. The MOR does not constitute an admission of liability of the Debtor with respect to any item referenced.

The Debtor records general accruals for certain categories of liabilities that are estimates of anticipated aggregate liability that are not tied to particular invoices or vendors. Certain deferred charges, accounts or reserves indicated as “accrued” or “deferred” that relate to clinical trials, other contractual liabilities of the Debtor, and for GAAP reporting purposes are recorded on MOR-4. These deferred expenses do not represent any actual liability incurred, due or payable, are not claims against the Debtor as of the Petition Date or for the current reporting period, and may not result in any administrative expense liability.

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	3/1/2011 - 3/31/2011

	Beginning Balance	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Post-Petition Taxes

FEDERAL
Income Tax Witholding	—	51,436.42	51,436.42	Various	EFT	—
FICA- Employee	—	17,609.30	17,609.30	Various	EFT	—
FICA- Employer	—	23,842.69	23,842.69	Various	EFT	—
Unemployment	—	7.14	7.14	Various	EFT	—
Income	—	—	—			—
Other- Cobra Premium Assistance	—	—	—	Various	EFT	—

Total Federal Taxes	—	92,895.55	92,895.55			—
STATE and LOCAL
Income Tax Witholding	—	13,955.02	13,955.02	Various	EFT	—
Sales	—					—
Excise	—					—
Real Property	—					—
Personal Property	—					—
Other- State Unemployment/Cobra Asst	—	1,017.13	1,017.13	Various	EFT	—

Total State and Local Taxes	—	14,972.15	14,972.15			—
Withholding for Employee Healthcare	—	7,444.62	7,444.62	2/25/2011	Ck 24141	—
Premiums, Pensions & Other Benefits	14,382.47	72,483.12	72,771.04	Various	EFT	14,094.55

Total Taxes		187,795.44	188,083.36			14,094.55

SUMMARY OF UNPAID POST-PETITION DEBTS	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	414,941	101,045	129,288			645,275
Wages Payable	190,581					190,581
Taxes Payable	14,095					14,095
Rent/ Lease Payable- Building	—					—
Rent/ Lease Payable- Equipment	—					—
Secured Debt/ Adequate Protection Payments	—					—
Professional Fees	—					—
Amounts Due Insiders	21,000					21,000
Accrued Clinical Expenses	2,217,778					2,217,778
Accrued Expenses	3,856,437					3,856,437
Other (Deferred Revenue)	25,000					25,000
Other (Refundable Credits)	354,400					354,400
Other (Asset Retirement Obligation)	317,057					317,057
Other (Accrued Audit Fees and Purchases)	605,848					605,848

Total Post-petition Debts	8,017,137	101,045	129,288	—	—	8,247,470

MOR -5

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	3/1/2011 - 3/31/2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	AMOUNT

Total Accounts Receivable at the beginning of the period	$284,101
+ Amounts Billed during the period	$332,570
- Amounts collected during the period	$(337,846)

Total Accounts Receivable at the end of the period	$278,825

ACCOUNTS RECEIVABLE AGING	AMOUNT
0 - 30 days old	$128,944
31 - 60 days old
61 - 90 days old
91+ days old	$149,881

Total Accounts Receivable	$278,825
Amount considered uncollectible	$35,816

Accounts Receivable (Net)	$243,009

MOR-6